Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
July 28, 2021	David D. Brown
(276) 326-9000

First Community Bankshares, Inc. Announces Record Second Quarter Results and

Increased Quarterly Cash Dividend

Bluefield, Virginia – First Community Bankshares, Inc. (NASDAQ: FCBC) (www.firstcommunitybank.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter ended June 30, 2021. The Company reported net income of $13.40 million, or $0.76 per diluted common share, for the quarter ended June 30, 2021, which was an increase of $0.30 per diluted common share, or 65.22%, over the same quarter of 2020. Net income for the six months ended June 30, 2021 was $28.01 million or $1.59 per diluted common share, which represents a 76.67% increase in diluted earnings per share compared to the same period of 2020.

The Company also declared a quarterly cash dividend to common shareholders of twenty-seven cents ($0.27) per common share, which is an increase of 8.00% over last quarter and last year. The quarterly dividend is payable to common shareholders of record on August 9, 2021, and is expected to be paid on or about August 23, 2021. 2021 is the 36th consecutive year of regular dividends to common shareholders.

Second Quarter 2021 and Current Highlights

General

o

Net income for the quarter increased $5.17 million to $13.40 million compared to the same quarter of 2020. The large increase in net income includes the reversal of $2.23 million in allowance for credit losses for the second quarter of 2021. Net income for the six month period increased $11.90 million compared to the same period of 2020. Similarly, for the six month period, a reversal of $6.23 million in the allowance for credit losses accounts for a large part of the increase in income over the same period in 2020. The decreases in credit loss provisioning are primarily due to significantly improved economic forecasts and GDP growth in the current year, and prior year provisioning driven by the pandemic.

o	During the second quarter, the Company repurchased 261,600 common shares for $7.98 million. Year-to-date the Company has repurchased 449,300 common shares for $12.96 million.

Income Statement

o	Diluted earnings per share increased $0.30 to $0.76 compared to the same quarter of 2020. Diluted earnings per share for the six month period increased $0.69 to $1.59 compared to 2020.
o

Due to forecasted continued improving jobless rates and other economic indicators, as well as strong credit quality metrics, the Company released a substantial amount of allowance for credit losses for the quarter resulting in a reversal of $2.23 million in the provision for credit losses; a significant improvement from the $3.83 million loan loss provision recorded in the second quarter of 2020 at the onset of the COVID-19 pandemic. For the six month period, the Company reversed $6.23 million compared to $7.33 million in loan loss provision recorded for the same period in 2020.

o	Annualized return on average equity increased to 12.55% compared to 7.97% from the same quarter of 2020, and return on on average equity for the first six months increase to 13.24% compared to 7.73% from the same period last year.
o

Annualized return on average assets increased to 1.70% compared to 1.15% from the same quarter of 2020, while year-to-date return on average assets increased to 1.82% compared to 1.15% for the same period of 2020.

o

Non-interest income for the second quarter of 2021 increased $1.88 million, or 27.25%, compared to the prior year.  Year-to-date non-interest income increased 13.17% to $16.37 million compared to last year.  Both increases are largely attributable to the more vibrant state of local economies with increased customer activity compared with last spring.

o	Other income includes $946 thousand of accelerated amortization that eliminates the carrying value of the indemnification asset with no anticipated claims in the future.

Balance Sheet and Asset Quality

o	Net charge-offs for the first quarter of 2021 were $476 thousand and the allowance for credit losses remains very strong at 1.48% of total loans.
o	As of June 30, 2021, total COVID-19 loan deferrals stood at $4.02 million, down significantly from the peak of $436.11 million at June 30, 2020.
o

The SBA had forgiven $48.27 million, or 79.15%, of the Company’s first round Paycheck Protection Program loan balances through June 30, 2021. Current PPP loan balances at June 30, 2021, which include second round originations were, $41.63 million.

o	Book value per share at June 30, 2021, was $24.66, an increase of $0.58 from year-end 2020.

Non-GAAP Financial Measures

In addition to financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures that provide useful information for financial and operational decision making, evaluating trends, and comparing financial results to other financial institutions. The non-GAAP financial measures presented in this news release include “tangible book value per common share,” “return on average tangible common equity,” “adjusted earnings,” “adjusted diluted earnings per share,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on average tangible common equity,” and certain financial measures presented on a fully taxable equivalent (“FTE”) basis. FTE basis is calculated using the federal statutory income tax rate of 21%.  While the Company believes certain non-GAAP financial measures enhance the understanding of its business and performance, they are supplemental and not a substitute for, or more important than, financial measures prepared in accordance with GAAP and may not be comparable to those reported by other financial institutions.

About First Community Bankshares, Inc.

First Community Bankshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 49 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of June 30, 2021. First Community Bank offers wealth management and investment advice through its Trust Division and First Community Wealth Management, which collectively managed and administered $1.27 billion in combined assets as of June 30, 2021. The Company reported consolidated assets of $3.13 billion as of June 30, 2021. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.firstcommunitybank.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
(Amounts in thousands, except share and per share data)	2021	2021	2020	2020	2020	2021	2020
Interest income
Interest and fees on loans	$25,937	$26,540	$28,101	$27,297	$26,991	$52,477	$55,049
Interest on securities	435	495	549	609	713	930	1,631
Interest on deposits in banks	166	116	96	89	82	282	615
Total interest income	26,538	27,151	28,746	27,995	27,786	53,689	57,295
Interest expense
Interest on deposits	724	869	1,029	1,161	1,445	1,593	3,270
Interest on borrowings	-	-	-	-	2	-	4
Total interest expense	724	869	1,029	1,161	1,447	1,593	3,274
Net interest income	25,814	26,282	27,717	26,834	26,339	52,096	54,021
(Recovery of) provision for credit losses	(2,230)	(4,001)	634	4,703	3,831	(6,231)	7,331
Net interest income after provision	28,044	30,283	27,083	22,131	22,508	58,327	46,690
Noninterest income	8,797	7,569	7,733	7,638	6,913	16,366	14,462
Noninterest expense	19,361	18,820	19,877	19,171	18,913	38,181	40,577
Income before income taxes	17,480	19,032	14,939	10,598	10,508	36,512	20,575
Income tax expense	4,077	4,430	3,389	2,332	2,270	8,507	4,465
Net income	$13,403	$14,602	$11,550	$8,266	$8,238	$28,005	$16,110

Earnings per common share
Basic	$0.77	$0.83	$0.65	$0.47	$0.47	$1.59	$0.90
Diluted	0.76	0.82	0.65	0.47	0.46	1.59	0.90
Cash dividends per common share
Regular	0.25	0.25	0.25	0.25	0.25	0.50	0.50
Weighted average shares outstanding
Basic	17,486,182	17,669,937	17,717,356	17,710,283	17,701,853	17,577,552	17,850,423
Diluted	17,536,144	17,729,185	17,751,805	17,732,428	17,728,300	17,631,330	17,888,325
Performance ratios
Return on average assets	1.70%	1.94%	1.54%	1.11%	1.15%	1.82%	1.15%
Return on average common equity	12.55%	13.94%	10.82%	7.83%	7.97%	13.24%	7.73%
Return on average tangible common equity(1)	18.40%	20.54%	15.96%	11.62%	11.91%	19.45%	11.51%

(1)	A non-GAAP financial measure defined as net income divided by average stockholders' equity less average goodwill and other intangible assets

CONDENSED CONSOLIDATED QUARTERLY NONINTEREST INCOME AND EXPENSE (Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
(Amounts in thousands)	2021	2021	2020	2020	2020	2021	2020
Noninterest income
Wealth management	$1,058	$881	$810	$909	$854	$1,939	$1,698
Service charges on deposits	3,098	3,031	3,478	3,250	2,560	6,129	6,291
Other service charges and fees	3,166	3,022	2,737	2,748	2,617	6,188	4,848
Net gain on sale of securities	-	-	-	-	-	-	385
Net FDIC indemnification asset amortization	(946)	(280)	(338)	(383)	(483)	(1,226)	(969)
Other operating income	2,421	915	1,046	1,114	1,365	3,336	2,209
Total noninterest income	$8,797	$7,569	$7,733	$7,638	$6,913	$16,366	$14,462
Noninterest expense
Salaries and employee benefits	$10,216	$10,884	$11,119	$10,485	$11,015	$21,100	$22,401
Occupancy expense	1,115	1,275	1,225	1,228	1,275	2,390	2,590
Furniture and equipment expense	1,457	1,367	1,446	1,412	1,316	2,824	2,700
Service fees	1,513	1,335	1,232	1,581	1,329	2,848	2,852
Advertising and public relations	616	335	534	430	475	951	987
Professional fees	290	466	276	408	307	756	540
Amortization of intangibles	360	357	364	365	360	717	721
FDIC premiums and assessments	204	199	202	191	33	403	33
Merger, acquisition, and divestiture expense	-	-	-	-	-	-	1,893
Other operating expense	3,590	2,602	3,479	3,071	2,803	6,192	5,860
Total noninterest expense	$19,361	$18,820	$19,877	$19,171	$18,913	$38,181	$40,577

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EARNINGS (Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
	2021	2021	2020	2020	2020	2021	2020
(Amounts in thousands, except per share data)
Net income	$13,403	$14,602	$11,550	$8,266	$8,238	$28,005	$16,110
Non-GAAP adjustments:
Net (gain) loss on sale of securities	-	-	-	-	-	-	(385)
Merger, acquisition, and divestiture expense	-	-	-	-	-	-	1,893
Other items(1)	-	-	-	-	-	-	-
Total adjustments	-	-	-	-	-	-	1,508
Tax effect	-	-	-	-	-	-	354
Adjusted earnings, non-GAAP	$13,403	$14,602	$11,550	$8,266	$8,238	$28,005	$17,264

Adjusted diluted earnings per common share,
non-GAAP	$0.76	$0.82	$0.65	$0.47	$0.46	$1.59	$0.97
Performance ratios, non-GAAP
Adjusted return on average assets	1.70%	1.94%	1.54%	1.11%	1.15%	1.82%	1.24%
Adjusted return on average common equity	12.55%	13.94%	10.82%	7.83%	7.97%	13.24%	8.28%
Adjusted return on average tangible
common equity(2)	18.40%	20.54%	15.96%	11.62%	11.91%	19.45%	12.33%

(1)	A non-GAAP financial measure defined as adjusted earnings divided by average stockholders' equity less average goodwill and other intangible assets.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended June 30,
	2021			2020
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,134,136	$25,979	4.88%	$2,129,513	$27,040	5.11%
Securities available for sale	84,099	508	2.42%	103,378	839	3.26%
Interest-bearing deposits	610,148	166	0.11%	293,791	81	0.11%
Total earning assets	2,828,383	26,653	3.78%	2,526,682	27,960	4.45%
Other assets	331,563			356,913
Total assets	$3,159,946			$2,883,595

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$654,767	$33	0.02%	$547,445	$98	0.07%
Savings deposits	818,490	63	0.03%	707,298	240	0.14%
Time deposits	394,889	628	0.64%	465,212	1,107	0.96%
Total interest-bearing deposits	1,868,146	724	0.15%	1,719,955	1,445	0.34%
Borrowings
Retail repurchase agreements	1,266	-	N/M	1,244	1	0.14%
Total borrowings	1,266	-	-	1,244	1	0.32%
Total interest-bearing liabilities	1,869,412	724	0.16%	1,721,199	1,446	0.34%
Noninterest-bearing demand deposits	824,888			711,174
Other liabilities	37,306			35,467
Total liabilities	2,731,606			2,467,840
Stockholders' equity	428,340			415,755
Total liabilities and stockholders' equity	$3,159,946			$2,883,595
Net interest income, FTE(1)		$25,929			$26,514
Net interest rate spread			3.62%			4.11%
Net interest margin, FTE(1)			3.68%			4.22%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $1.25 million and $1.50 million for the three months ended June 30, 2021 and 2020, respectively.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Six Months Ended June 30,
	2021			2020
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,149,509	$52,561	4.93%	$2,105,323	$55,145	5.27%
Securities available for sale	83,868	1,081	2.60%	119,744	1,899	3.19%
Interest-bearing deposits	539,500	284	0.11%	228,636	616	0.53%
Total earning assets	2,772,877	53,926	3.92%	2,453,703	57,660	4.73%
Other assets	331,524			355,280
Total assets	$3,104,401			$2,808,983

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$634,000	$72	0.02%	$525,024	$188	0.07%
Savings deposits	798,571	154	0.04%	693,477	654	0.19%
Time deposits	403,888	1,367	0.68%	475,149	2,429	1.03%
Total interest-bearing deposits	1,836,459	1,593	0.16%	1,693,650	3,271	0.39%
Borrowings
Retail repurchase agreements	1,250	-	N/M	1,346	3	0.39%
FHLB advances and other borrowings	-	-	-	72	1	2.23%
Total borrowings	1,250	-	-	1,418	4	0.57%
Total interest-bearing liabilities	1,837,709	1,593	0.17%	1,695,068	3,275	0.39%
Noninterest-bearing demand deposits	801,512			655,906
Other liabilities	38,609			38,820
Total liabilities	2,677,830			2,389,794
Stockholders' equity	426,571			419,189
Total liabilities and stockholders' equity	$3,104,401			$2,808,983
Net interest income, FTE(1)		$52,333			$54,385
Net interest rate spread			3.75%			4.34%
Net interest margin, FTE(1)			3.81%			4.46%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $2.44 million and $3.46 million for the six months ended June 30, 2021 and 2020, respectively.

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(Amounts in thousands, except per share data)	2021	2021	2020	2020	2020
Assets
Cash and cash equivalents	$618,738	$628,745	$456,561	$375,664	$421,492
Debt securities available for sale	79,842	87,643	83,358	90,972	98,367
Loans held for investment, net of unearned income (includes covered loans of $7,503, $9,041, $9,680, $10,744, and $11,257, for the stated periods, respectively)	2,153,731	2,146,640	2,186,632	2,194,995	2,136,817
Allowance for credit losses (1)	(31,857)	(34,563)	(26,182)	(27,277)	(23,758)
Loans held for investment, net	2,121,874	2,112,077	2,160,450	2,167,718	2,113,059
FDIC indemnification asset	-	946	1,223	1,598	1,943
Premises and equipment, net	53,560	57,371	57,700	60,488	62,658
Other real estate owned, noncovered	1,324	1,740	2,083	2,103	2,181
Interest receivable	8,480	8,724	9,052	9,151	8,380
Goodwill	129,565	129,565	129,565	129,565	129,565
Other intangible assets	6,352	6,712	7,069	7,433	7,798
Other assets	109,548	106,543	104,075	103,236	103,623
Total assets	$3,129,283	$3,140,066	$3,011,136	$2,947,928	$2,949,066

Liabilities
Deposits
Noninterest-bearing	$819,138	$824,576	$772,795	$750,277	$752,899
Interest-bearing	1,846,556	1,848,524	1,773,452	1,741,962	1,744,947
Total deposits	2,665,694	2,673,100	2,546,247	2,492,239	2,497,846
Securities sold under agreements to repurchase	994	1,519	964	956	1,100
Interest, taxes, and other liabilities	35,061	39,448	37,195	34,816	34,290
Total liabilities	2,701,749	2,714,067	2,584,406	2,528,011	2,533,236

Stockholders' equity
Common stock	17,335	17,592	17,723	17,717	17,710
Additional paid-in capital	161,853	169,173	173,345	172,980	172,601
Retained earnings	250,911	241,889	237,585	230,464	226,627
Accumulated other comprehensive loss	(2,565)	(2,655)	(1,923)	(1,244)	(1,108)
Total stockholders' equity	427,534	425,999	426,730	419,917	415,830
Total liabilities and stockholders' equity	$3,129,283	$3,140,066	$3,011,136	$2,947,928	$2,949,066

Shares outstanding at period-end	17,334,547	17,592,009	17,722,507	17,716,522	17,709,569
Book value per common share	$24.66	$24.22	$24.08	$23.70	$23.48
Tangible book value per common share(2)	16.82	16.47	16.37	15.97	15.72

(1)	Effective January 1, 2021, the Company adopted the current expected credit loss methodology ("CECL"); prior to January 1, 2021, the Company utilized the incurred credit loss methodology.
(2)	A non-GAAP financial measure defined as stockholders' equity less goodwill and other intangible assets, divided by shares outstanding

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(Amounts in thousands)	2021	2021	2020	2020	2020
Allowance for Credit Losses (1)
Beginning balance	$34,563	$26,182	$27,277	$23,758	$21,137
Cumulative effect of adoption of ASU 2016-13	-	13,107	-	-	-
(Recovery of) provision for credit/loan losses charged to operations	(2,230)	(4,001)	634	4,703	3,831
Charge-offs	(1,902)	(1,730)	(2,194)	(1,563)	(1,672)
Recoveries	1,426	1,005	465	379	462
Net charge-offs	(476)	(725)	(1,729)	(1,184)	(1,210)
Ending balance	$31,857	$34,563	$26,182	$27,277	$23,758

Nonperforming Assets
Nonaccrual loans	$24,085	$26,106	$22,003	$24,756	$24,770
Accruing loans past due 90 days or more	327	171	295	43	284
Troubled debt restructurings ("TDRs")(2)	133	308	187	456	598
Total nonperforming loans	24,545	26,585	22,485	25,255	25,652
OREO	1,324	1,740	2,083	2,103	2,181
Total nonperforming assets	$25,869	$28,325	$24,568	$27,358	$27,833

Additional Information
Total Accruing TDRs(3)	$8,309	$9,027	$10,248	$10,936	$11,420

Asset Quality Ratios
Nonperforming loans to total loans	1.14%	1.24%	1.03%	1.15%	1.20%
Nonperforming assets to total assets	0.83%	0.90%	0.82%	0.93%	0.94%
Allowance for credit/loan losses to nonperforming loans	129.79%	130.01%	116.44%	108.01%	92.62%
Allowance for credit/loan losses to total loans	1.48%	1.61%	1.20%	1.24%	1.11%
Annualized net charge-offs to average loans	0.09%	0.14%	0.26%	0.22%	0.23%

(1)	Effective January 1, 2021, the Company adopted the current expected credit loss methodology ("CECL"); prior to January 1, 2021, the Company utilized the incurred credit loss methodology.
(2)	Accruing TDRs restructured within the past six months or nonperforming
(3)	Accruing total TDRs